UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

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FORM 8-K

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CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 30, 2013

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Internet Media Services, Inc.
(Exact name of registrant as specified in its charter)

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Delaware	333-165972	22-3956444
(State or Other Jurisdiction	(Commission	(I.R.S. Employer
of Incorporation)	File Number)	Identification No.)

1507 7th Street,  Santa Monica, CA 90401, #425
(Address of Principal Executive Office) (Zip Code)

800-467-1496
(Registrant’s telephone number, including area code)

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.02  Unregistered Sales of Equity Securities

As of December 16, 2013, Mr. Raymond Meyers, a shareholder and chief executive officer of the Company, was due approximately $176,000 under an existing revolving credit agreement.  On that date, Mr. Meyers requested repayment of $80,746.88 of the outstanding revolving credit line balance in newly issued common stock of the Company, which the Company’s Board of Directors unanimously approved.  The terms of conversion were established and approved by the Company’s Board of Directors to be the average lowest bid price of the Company’s common stock for the prior ten business days, December 3 through December 16, 2013.  On December 16, 2013, the repayment amount of $80,746.88 was converted to 98,000,000 shares of newly issued common stock.  A copy of the Debt Conversion Agreement between the Company and Mr. Meyers is attached as Exhibit 10.15 to this Current Report on Form 8-K and is incorporated into this Item 3.02 by reference.

As of December 30, 2013, Mr. Raymond Meyers, a shareholder and chief executive officer of the Company, was due approximately $145,980 under an existing revolving credit agreement and associated accrued interest.  On that date, Mr. Meyers requested repayment of the outstanding amount of $145,980 of the outstanding revolving credit line and associated accrued interest balance in newly issued common stock of the Company, which the Company’s Board of Directors unanimously approved.  The terms of conversion were established and approved by the Company’s Board of Directors to be the average lowest bid price of the Company’s common stock for the prior ten business days, December 16 through December 30, 2013.  On December 30, 2013, the repayment amount of $145,980 was converted to 182,475,000 shares of newly issued common stock.  A copy of the Debt Conversion Agreement between the Company and Mr. Meyers is attached as Exhibit 10.16 to this Current Report on Form 8-K and is incorporated into this Item 3.02 by reference.

Item 5.03  Amendment to Articles of Incorporation or Bylaws;

On December 19, 2013, the majority of the shareholders of Internet Media Services, Inc. (the “Company”) approved by written consent, an amendment to the Company’s Certificate of Incorporation, increasing the number of authorized shares of common stock from 300,000,000 to 600,000,000.  The increase in authorized shares was effected pursuant to a Certificate of Amendment to the Certificate of Incorporation filed with the Secretary of State of the State of Delaware on December 30, and effective as of December 19, 2013.  A copy of the Certificate of Amendment is attached as Exhibit 3.1 to this Current Report on Form 8-K and is incorporated into this Item 5.03 by reference.

Section 9 – Exhibits

Item 9.01           Exhibits

(d)               Exhibits

3.1              Certificate of Amendment to the Certificate of Incorporation.

10.15         Debt Conversion Agreement between Internet Media Services, Inc. and Raymond Meyers dated December 16, 2013.

10.16         Debt Conversion Agreement between Internet Media Services, Inc. and Raymond Meyers dated December 30, 2013.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

Internet Media Services, Inc.

By:	/s/ Raymond Meyers
Raymond Meyers, Chief Executive Officer

Date:      January 6, 2014